UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 17, 2019 (December 18, 2019)

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 Celebration Boulevard, Suite 103, Celebration, FL		34747
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (321) 939-3416

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	KMPH	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

December 2019 Exchange Agreement and Amendment to Facility Agreement, Senior Secured Convertible Notes and Warrants

On December 17, 2019, KemPharm, Inc., a Delaware corporation (the “Company”), entered into a December 2019 Exchange Agreement and Amendment to Facility Agreement, Senior Secured Convertible Notes and Warrants (the “December 2019 Exchange Agreement”) with Deerfield Private Design Fund III, L.P., Deerfield Special Situations Fund, L.P. (together with Deerfield Private Design Fund III, L.P., the “Deerfield Lenders”) and Delaware Street Capital Master Fund, L.P. (“DSC” and, collectively with the Deerfield Lenders, the “Holders”). Under the Exchange Agreement, the Company is issuing senior secured convertible notes in the aggregate principal amount of $71,418,011.21 (the “December 2019 Notes”), in exchange for the cancellation of an aggregate of $71,418,011.21 principal amount and accrued interest of the Company’s 5.50% Senior Convertible Notes due 2021 (the “Indenture Notes”). Upon entering into the December 2019 Exchange Agreement, the Company agreed to pay the Holders, in the aggregate, an interest payment of $745,011.21, which represents 50% of the accrued interest, as of December 18, 2019, on the Indenture Notes owned by the Holders. The remainder of such interest will be included in the principal amount of the December 2019 Notes.

The December 2019 Notes bear interest at 6.75% per annum. The December 2019 Notes are convertible into shares of the Company’s common stock at an initial conversion price of $17.11 per share (which represents the conversion price of the Indenture Notes), subject to adjustment in accordance with the terms of the December 2019 Notes. As of the date of issuance, the December 2019 Notes are convertible, by their terms, into an aggregate of 4,174,051 shares of the Company’s common stock. The conversion price of the December 2019 Notes will be adjusted downward if the Company issues or sells any shares of common stock, convertible securities, warrants or options at a sale or exercise price per share less than the greater of the December 2019 Notes’ conversion price or the closing sale price of the Company’s common stock as reported on the Nasdaq Global Market on the last trading date immediately prior to such issuance, or, in the case of a firm commitment underwritten offering, on the date of execution of the underwriting agreement between the Company and the underwriters for such offering. However, if the Company effects an “at the market offering” as defined in Rule 415 of the Securities Act or 1933, as amended (the “Securities Act”), of its common stock, the conversion price of the December 2019 Notes will be adjusted downward pursuant to this anti-dilution adjustment only if such sales are made at a price less than $17.11 per share, provided that this anti-dilution adjustment will not apply to any sales made under (x) that certain Purchase Agreement, dated February 28, 2019, by and between the Company and Lincoln Park Capital Fund, LLC, (y) that certain Common Stock Sales Agreement, dated as of September 4, 2018, by and between the Company and RBC Capital Markets, LLC, or (z) that certain September 2019 Exchange Agreement and Amendment to Facility Agreement, dated as of September 3, 2019, by and among the Company, Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P. (as amended). Notwithstanding anything in the contrary in the December 2019 Notes, the anti-dilution adjustment of such notes shall not result in the conversion price of the December 2019 Notes being less than $0.38 per share, representing the closing price of the Company’s common stock on the Nasdaq Global Market (as reflected on Nasdaq.com) on December 17, 2019. The December 2019 Notes are convertible at any time at the option of the holders thereof, provided that a holder of a December 2019 Note is prohibited from converting such note into shares of the Company’s common stock if, as a result of such conversion, such holder (together with certain affiliates and “group” members) would beneficially own more than 4.985% of the total number of shares of common stock then issued and outstanding. However, the December 2019 Note issued to DSC, due to the fact DSC was a beneficial owner of more than 4.985% of the total number of shares of the Company’s common stock then issued and outstanding, has a beneficial ownership cap equal to 19.985% of the total number of shares of the Company’s common stock then issued and outstanding. Pursuant to the December 2019 Notes, the Holders have the option to demand repayment of all outstanding principal, and any unpaid interest accrued thereon, in connection with a Major Transaction (as defined in the December 2019 Notes), which shall include, among others, any acquisition or other change of control of the Company; a liquidation, bankruptcy or other dissolution of the Company; or if at any time after March 31, 2021, shares of the Company’s common stock are not listed on an Eligible Market (as defined in the December 2019 Notes). The December 2019 Notes are subject to specified events of default, the occurrence of which would entitle the Holders to immediately demand repayment of all outstanding principal and accrued interest on the December 2019 Notes. Such events of default include, among others, failure to make any payment under the December 2019 Notes when due, failure to observe or perform any covenant under the Facility Agreement (as defined below) or the other transaction documents related thereto (subject to a standard cure period), the failure of the Company to be able to pay debts as they come due, the commencement of bankruptcy or insolvency proceedings against the Company, a material judgement levied against the Company and a material default by the Company under the Warrant, the December 2019 Notes or the Restated Note.

The December 2019 Exchange Agreement amends that certain Facility Agreement dated as of June 2, 2014, as amended (the “Facility Agreement”), by and between the Company and Deerfield Private Design Fund III, L.P, in order to, among other things, (i) provide for the Facility Agreement to govern the December 2019 Notes received by the Holders pursuant to the December 2019 Exchange Agreement, (ii) extend the maturity of the Senior Secured Convertible Notes (as defined in the Facility Agreement) from February 14, 2020 and June 1, 2020, as applicable, to March 31, 2021, (iii) defer interest payments on the Senior Secured Convertible Notes (as defined in the Facility Agreement) until March 31, 2021 (which such interest shall accrue as “payment-in-kind” interest), (iv) designate DSC as a Lender under (and as defined in the Facility Agreement), (v) name Deerfield Private Design Fund III, L.P. as the “Collateral Agent” for all Lenders and (vi) modify the terms and conditions under which the Company may issue additional pari passu and subordinated indebtedness under the Facility Agreement (subject to certain conditions specified in the Facility Agreement).

As a result of the transactions contemplated under the December 2019 Exchange Agreement, the Holders have agreed to defer any payments due (including all future accrued interest) under the Indenture Notes until March 31, 2021 and waived any put right under the Indenture Notes with regard to any delisting of the Company’s common stock until March 31, 2021.

The December 2019 Exchange Agreement also amends and restates that certain 6.75% senior secured note due 2020 that the Company previously issued to Deerfield Private Design Fund III, L.P. under the Facility Agreement (the “Restated Deerfield Note”) to conform the definitions of “Eligible Market” and “Major Transactions” to the definition in the December 2019 Notes, to remove provisions that were only applicable prior to the Company’s initial public offering and to make certain other changes to conform to the December 2019 Notes. The conversion price for the Restated Deerfield Note remains $5.85 per share, subject to adjustment on the same basis as the existing senior secured convertible notes, but subject to a floor price of $0.38.

The December 2019 Exchange Agreement also amends that certain warrant (the “Warrant”) previously issued to Deerfield Private Design Fund III, L.P. and exercisable for 1,923,077 shares of the Company’s common stock at an exercise price of $5.85 per share to conform the definitions of “Eligible Market” and “Major Transaction” in the Warrant with the definitions of such terms in the December 2019 Notes.

By entering into the Restated Deerfield Note and amending the terms of the Warrant, Deerfield Private Design Fund III, L.P. has waived such holder’s put right under the Restated Deerfield Note and the Warrant with regard to any delisting of the Company’s common stock until March 31, 2021.

The December 2019 Exchange Agreement contains customary representations, warranties and covenants made by the Company and the Holders, including a covenant of the Company to, upon request, use commercially reasonable efforts to use its technology to discover a product based upon a compound that may be identified by the Deerfield Lenders in a manner that is reasonably acceptable to the Deerfield Lenders, or one of their affiliates, with the terms of such discovery plan, including the Company’s compensation thereunder, to be mutually agreed to by the parties. The December 2019 Exchange Agreement also requires the Company to reimburse the Deerfield Lenders for up to $150,000 of expenses relating to the transactions contemplated by the December 2019 Exchange Agreement.

In connection with entering into the December 2019 Exchange Agreement, on December 18, 2019, the Company amended and restated that certain Guaranty and Security Agreement, dated June 2, 2014, by and between the Company and the other parties thereto (the “GSA”) to, among other things, (i) provide that all of the notes will be secured by the liens securing the indebtedness under the Facility Agreement, and (ii) name Deerfield Private Design Fund III, L.P. as the “Collateral Agent” under the GSA. The GSA also contains customary representations, warranties and covenants made by the Company.

The foregoing descriptions of the December 2019 Exchange Agreement, the December 2019 Notes, the Restated Deerfield Note and the GSA are a summary and are qualified in their entirety by Exhibits 10.1, 10.3, 10.4 and 10.5 attached hereto, each of which is incorporated by reference into this Item 1.01.

Amendment to September 2019 Exchange Agreement and Amendment to Facility Agreement

In connection with entering into the December 2019 Exchange Agreement, on December 17, 2019, the Company entered into an amendment (the “Amendment”) to that certain September 2019 Exchange Agreement and Amendment to Facility Agreement, dated as of September 3, 2019, by and among the Company and the Deerfield Lenders (the “September 2019 Exchange Agreement”) to, among other things, (i) amend and restate Annex I of the September 2019 Exchange Agreement to allow the Deerfield Lenders to effect optional exchanges of the December 2019 Notes and the Restated Deerfield Note under the terms of the September 2019 Exchange Agreement; (ii) amend the common stock exchange price under the September 2019 Exchange Agreement to be a per share price equal to the greater of (x) $0.60, subject to adjustment to reflect stock splits and similar events, or (y) the average of the volume-weighted average prices of the Company’s common stock on the Nasdaq Global Market on each of the 15 trading days immediately preceding such exchange, (iii) provide that no more than 28,439,015 of shares of the Company’s common stock shall be issued pursuant to optional exchanges under the September 2019 Exchange Agreement (whether by common stock exchange or upon conversion of Series B-2 Shares (as defined in the Amendment)), subject to adjustment to reflect stock splits and similar events and (iv) eliminate limitations regarding the timing and aggregate amount of principal which may be exchanged under the September 2019 Exchange Agreement. The Amendment also contains customary representations, warranties and covenants made by the Company.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 related to the December 2019 Notes, the GSA and the December 2019 Exchange Agreement is hereby incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the December 2019 Exchange Agreement and the Amendment is hereby incorporated by reference into this Item 3.02.

The December 2019 Notes were offered and sold to the Holders under the December 2019 Exchange Agreement in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on preemption or similar exemptions under applicable state laws. Each of the Holders represented, among other things, that it is an accredited investor within the meaning of Rule 501(a) of Regulation D. The December 2019 Notes were offered without any general solicitation by the Company or its representatives.

Any shares of the Company’s common stock or any Series B-2 Preferred Shares issued upon exchange of any portion of the Restated Deerfield Note or December 2019 Notes, and any shares of the Company’s common stock issuable upon conversion of any Series B-2 Shares or of the December 2019 Notes, will be issued in reliance on the exemption from registration provided in Section 3(a)(9) of the Securities Act.

Item 3.03. Material Modifications to Rights of Security Holders.

The information contained above in Item 1.01 related to the December 2019 Exchange Agreement, the Amendment, the December 2019 Notes, the Restated Deerfield Note and the amendment to the Warrant and the information below in Item 5.03 related to the Series B-2 Certificate of Designation Amendment (as defined below) is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2019, in connection with entering into the Amendment, the Company filed an amendment to the Certificate of Designation of Preferences, Rights and Limitations of Series B-2 Convertible Preferred Stock (the “Series B-2 Certificate of Designation Amendment”) with the Secretary of State of the State Delaware. The Series B-2 Certificate of Designation Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Series B-2 Certificate of Designation Amendment provides that each share of the Company’s Series B-2 preferred stock is convertible into shares of the Company’s common stock at a per share price equal to the common stock exchange price under the September 2019 Exchange Agreement, which equals the greater of (i) $0.60 (subject to adjustment to reflect stock splits and similar events), or (ii) the average of the volume-weighted average prices of the Company’s common stock on the Nasdaq Global Market on each of the 15 trading days immediately preceding such exchange.

The foregoing description of the Series B-2 Certificate of Designation Amendment is a summary and is qualified in its entirety by Exhibit 3.1 attached hereto, which is incorporated by reference into this Item 5.03.

Item 7.01 Regulation FD Disclosure.

On December 18, 2019, the Company announced that, as a result of the matters described in Item 1.01 of this Current Report on Form 8-K, the Company believes that its existing balances of cash and cash equivalents will be sufficient to finance its anticipated working capital and operating expense requirements for the period commencing on December 18, 2019 and ending on March 31, 2021.

On December 18, 2019, the Company issued a press release to announce the transactions described in this Current Report on Form 8-K, as well as provide information regarding a conference call and live audio webcast with a slide presentation related thereto. A copy of the press release and presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

The information contained in this Item 7.01, and the press release and presentation furnished as Exhibits 99.1 and 99.2, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are not incorporated by reference into any of the Company’s filings under the Securities Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in any such filing.

Forward Looking Statements

This Current Report on Form 8-K, including the press release and presentation incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, including, without limitation, statements about the Company’s expectations regarding its future financial position and operations and other statements containing the words “expect,” “intend,” “may,” “will,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the uncertainties related to market conditions, uncertainties inherent in the operation of the Company’s business and such other factors as are set forth in the risk factors detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. In addition, the forward-looking statements included in this Current Report on Form 8-K, including the press release and presentation incorporated herein by reference, represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1	Amendment to Certificate of Designation of Preferences, Rights and Limitations of Series B-2 Convertible Preferred Stock.

10.1	December 2019 Exchange Agreement and Amendment to Facility Agreement, Senior Secured Convertible Notes and Warrants, dated as of December 17, 2019, by and among KemPharm, Inc., Deerfield Private Design Fund III, L.P., Deerfield Special Situations Fund, L.P. and Delaware Street Capital Master Fund, L.P.

10.2	Amendment to September 2019 Exchange Agreement and Amendment to Facility Agreement, dated as of December 17, 2019, by and among KemPharm, Inc., Deerfield Private Design Fund III, L.P. and Deerfield Special Situations Fund, L.P.

10.3	Form of Senior Secured Convertible Note, with a schedule of noteholders.

10.4	Amended and Restated Senior Secured Convertible Note issued to Deerfield Private Design Fund III, L.P., dated as of December 18, 2019.

10.5#	Amended and Restated Guaranty and Security Agreement, dated as of December 18, 2019, by and among KemPharm, Inc., each other Grantor party thereto, each Guarantor party thereto and Deerfield Private Design Fund III, L.P., as collateral agent.

99.1	Press Release, dated December 18, 2019.

99.2	Management Presentation, dated December 18, 2019.

#	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules to this agreement have been omitted (as marked by asterisks).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEMPHARM, INC.

	By:	/s/ R. LaDuane Clifton
Date: December 18, 2019		R. LaDuane Clifton, CPA Chief Financial Officer, Secretary and Treasurer